Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23 - SUBSEQUENT EVENTS

On April 2, 2025, the Company closed an underwritten public offering of 1,290,000 Ordinary Shares at a public offering price of $2.25 per share, for gross proceeds of approximately $2.9 million, and $2.6 million after deducting underwriting discounts and offering expenses. All of the Ordinary Shares were offered by the Company. In addition, the Company granted the underwriters a 45-day option to purchase up to an additional 193,500 ordinary shares to cover over-allotments at the public offering price, less underwriting discounts and commissions.